SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM 8 - K
                                 CURRENT REPORT


     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report - October 4, 1996



                            COLLECTIVE BANCORP, INC.
             (Exact name of registrant as specified in its charter)


        Delaware                      0-17515                 22-2942769
     (State or other                (Commission             (I.R.S. Employer
jurisdiction of incorporation)       File Number)            Identification No.)


              716 West White Horse Pike, Cologne, New Jersey 08213
               (Address of principal executive offices, zip code)


                                  609-625-1110
              (Registrant's telephone number, including area code)

Items 1, 3 - 6, 8 Omitted

Item 2, Acquisition or Disposition of Assets

        The attached press release (Exhibit 99) issued by Collective Bancorp, Inc., contains all relevant information concerning the acquisition of all the assets of Continental Bancorporation.


Item 7. Financial Statements and Exhibits
        (a) and (b) Omitted because of the absence of the conditions under which they would be required
        (c) Exhibits
            (99)  Collective Bancorp, Inc. press release
                   dated October 1, 1996




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                               Collective Bancorp, Inc.
                                               ------------------------
                                                      (Registrant)


Date:  October 4, 1996                         EDWARD J. McCOLGAN
                                               ------------------
                                               Edward J. McColgan
                                                  Vice Chairman




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